Corporate Presentation May 2026 Exhibit 99.2

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(“we,” “us,” “our,” “Cabaletta” or the “Company”) and may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial condition, and include, but are not limited to, express or implied statements regarding our current beliefs, expectations and assumptions regarding: our business, future plans and strategies for our technology; our ability to grow our autoimmune-focused pipeline; the ability to capitalize on and potential benefits resulting from our research and translational insights, including those related to any similarly-designed constructs or dosing regimens; the anticipated market opportunities for rese-cel in patients with autoimmune diseases; the Company's business plans and objectives; our expectations around the potential success and therapeutic and clinical benefits of rese-cel, as well as our ability to successfully complete research and further development and commercialization of our drug candidates in current or future indications, including the timing and results of our clinical trials and our ability to conduct and complete clinical trials; expectation that clinical results will support rese-cel's safety and activity profile; our plan to leverage increasing clinical data and a unique development program for rese-cel; the timing, clinical significance and impact of clinical data read-outs, including the progress, results and clinical data from each of the patients dosed with rese-cel in the Phase 1/2 RESET-Myositis, RESET-SLE, RESET-SSc, RESET-MG and RESET-PV trials and our other planned activities with respect to rese-cel; our belief that rese-cel has the potential to provide drug-free, durable transformative clinical responses, through an immune reset; the Company's advancement of separate Phase 1/2 clinical trials of rese-cel and advancement of the RESET-PV and RESET-MS trials, with and without preconditioning, as applicable, including updates related to status, safety data, efficiency of clinical trial design and timing of data read-outs or otherwise; our ability to leverage our experience in autoimmune cell therapy; our ability to enroll the requisite number of patients, dose each dosing cohort in the intended manner and timing thereof, and advance the trial as planned in our Phase 1/2 clinical trials of rese-cel; the timing of any planned regulatory filings for our development programs, including IND applications and interactions with regulatory authorities, including such authorities' review of safety information from our ongoing clinical trials and discussions with regulatory agencies on potential registrational pathway for rese-cel in various indications, and the timing of trial design related thereto; our ability to successfully complete our preclinical and clinical studies for our product candidates, including our ability to progress the trial; our plans and expectations regarding automated scalable manufacturing and no preconditioning and its potential to expand and accelerate access; our expectations that automation and elimination of preconditioning and apheresis will enhance patient experience; our expectation and timing for clinical manufacturing data with Cellares' automated manufacturing process and its ability to confirm GMP readiness, including supply chain logistics, as well as its potential to provide scalability for thousands of patients per year and to facilitate post-approval expansion; our ability to increase enrollment from our rapidly expanding clinical network in the RESET clinical trial program in the US and Europe; our ability to obtain and maintain regulatory approval of our product candidates, including our expectations regarding the intended incentives conferred by and ability to retain regulatory designations and the anticipated initiation of registrational cohorts and potential BLA submission; our expectation and timing for completion of dosing of most disease-specific cohorts; our expectations regarding opportunities based on market research; our ability to accelerate our pipeline to approval and launch and to develop transformative therapies for patients, including in collaboration with academic and industry partners and the ability to optimize such collaborations on, including timing thereof, our development programs; our ability to contract with third-party suppliers and manufacturers; our ability to execute our manufacturing strategy to enable expansion of clinical supply and efficiently scale commercial supply for rese-cel; our potential commercial opportunities, including value and addressable market, for our product candidates; our expectations regarding the potential commercial and economic benefits of preconditioning elimination and automated manufacturing, including its potential to reduce costs of goods, minimize capital investment requirements, and support efficient global expansion of rese-cel. 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Develop and launch the first curative targeted cellular therapies for patients with autoimmune diseases

Preconditioning (PC) free clinical data & automated manufacturing data anticipated throughout 2026 Rese-cel1: Delivering on the promise of CD19-CAR T in autoimmunity BLA – biologics license application; f/u – follow-up; PV – pemphigus vulgaris; SLE – systemic lupus erythematosus; TIS – total improvement score. resecabtagene autoleucel; CABA-201 Solimani, Farzan, et al. "Clinical progress of engineered cellular immunotherapies for autoimmunity." Nature Biotechnology (2026): 1-16. Low dose steroids is defined as 50% reduction from baseline or ≤7.5 mg/day. As of data cut-off on September 11, 2025. As of data cut-off on October 30, 2025 Autologous CAR T has delivered reliable, durable, transformative outcomes for autoimmune patients2 Rese-cel data: immunomodulator-free efficacy with a favorable safety profile using a single weight-based dose Complete phase 1/2 data in lupus & SSc at EULAR with announcement of 2nd pivotal indication; MG data shared at AAN Primary endpoint: moderate TIS response off immunomodulators & on no or low dose steroids3 at 16 weeks All phase 1/2 patients with sufficient f/u who would have met inclusion criteria met the registrational primary endpoint4 Myositis: 17 patient single-arm study with planned 2027 BLA submission including potential for outpatient infusion $150mn raise extends runway into mid-27 including 2026 advances in PC-free program, automated scalable manufacturing, progress to BLA submission in myositis next year and initiation of second pivotal indication PC-free lowest dose data: 2 of 4 refractory PV patients off all medicines with compelling responses thru 6 month f/u Safety profile in first 40 patients dosed with preconditioning (PC) supports outpatient administration4 95% - No CRS (~67%) or Grade 1 CRS (~28% - fever); 95% - No ICANS5 Next dose cohort in RESET-PV enrolling; additional data in RESET-PV and RESET-SLE anticipated throughout 2026 Automated manufacturing by Cellares offers potential scale to thousands of patients with minimal capital investment Consistent manufacturing & translational data; commercial supply agreement includes among lowest COGS in industry

Removing PC should expand access while automated manufacturing should reduce COGS & increase scale Transformative value proposition with PC elimination & automation PV: PC-free rese-cel data including longer-term follow up at the initial dose SLE: PC-free rese-cel data including early data at the initial dose Initial clinical experience with rese-cel manufactured by Cellares Transformative Value Proposition Elimination of PC Automated Manufacturing Expands the market Catalyzes outpatient use Reduces resource utilization Improves patient and provider experience Differentiated product profile Typical ‘biologic’ margins Potential to address larger autoimmune indications including T1D, UC and RA Minimal capital investment Scalability to produce thousands of patient runs per year Substantially reduced COGS Facilitates global expansion Longer-term PC-free rese-cel data from the PV & SLE dose cohorts and from patients receiving rese-cel manufactured by Cellares 1H26 2H26 COGS – Cost of goods sold; PC – Preconditioning; PV – Pemphigus vulgaris; SLE – Systemic lupus erythematosus; RA – Rheumatoid arthritis; T1D – Type 1 diabetes; UC – Ulcerative colitis.

SLE registrational design in hand; SSc pivotal design anticipated 1H26 and MG anticipated mid-2026 Innovative clinical strategy to support accelerated regulatory path Program Trial Preclinical Phase 1/2 Registrational Rese-cel (CABA-201) 4-1BB CD19-CAR T RESET-Myositis® CARTA Chimeric Antigen Receptor T cells for Autoimmunity RESET-SLE™ RESET-SSc™ RESET-MG™ RESET-PV® Dermatomyositis / Antisynthetase syndrome Immune-mediated necrotizing myopathy Lupus Nephritis Non-Renal SLE Skin + Organ Cohort AChR-Ab neg. gMG AChR-Ab pos. gMG Skin Cohort Rheumatology1 Neurology Dermatology FTD Pemphigus vulgaris Contains cohort(s) without preconditioning Juvenile Myositis Pediatric Indication RESET™ – REstoring SElf-Tolerance; Ab – Antibody; AChR – Acetylcholine receptor; gMG – Generalized myasthenia gravis; PV – Pemphigus vulgaris; SLE – Systemic lupus erythematosus; SSc – Systemic sclerosis Myositis patients can also be treated by neurologists or dermatologists; lupus nephritis patients can also be treated by nephrologists. FDA Fast Track Designation received in dermatomyositis, SLE and lupus nephritis, systemic sclerosis, generalized myasthenia gravis and multiple sclerosis. FDA Regenerative Medicine Advanced Therapy (RMAT) received in myositis, SLE, LN and systemic sclerosis. RMAT RMAT RMAT Complete Phase 1/2 data expected in SLE/LN and SSc 1H26

Rese-cel: Clinical Profile and Commercial Opportunity

Broad portfolio of trials designed to address high unmet need and realize the potential of rese-cel RESET™ program advancing trials in a broad portfolio of diseases SLE – Systemic lupus erythematosus; DM – Dermatomyositis; SSc – Systemic sclerosis; gMG – Generalized myasthenia gravis; PC – Preconditioning; ESRD – End-stage renal disease; PV – pemphigus vulgaris SSc gMG PV ~90k ~100k ~15k Middle age onset common Progressive skin & organ fibrosis with lung, cardiac, renal damage Average survival of 12y Bimodal age of onset Profound weakness that can be disabling Risk for myasthenic crises, with respiratory failure Rheum Neuro Derm No PC only Pure autoantibody & B-cell mediated autoimmune disease Characterized by painful blisters & erosions SLE/LN ~320k Affects young women & people of color ~30-40% with lupus nephritis, which carries ~25% risk of death or ESRD within 10y > > > Myositis ~80k Typical onset middle age Only FDA-approved therapy is IVIg in DM Three-fold increased mortality due to lung & cardiac involvement > U.S. Prevalence No PC Cohorts

Rese-cel binder with similar in vitro & in vivo activity to construct used in academic studies in autoimmunity1,3 Rese-cel: CD19-CAR T specifically designed for autoimmunity Peng BJ, et al. Mol Ther Methods Clin Dev. 2024;32(2):101267. Dai, Zhenyu, et al. "Development and functional characterization of novel fully human anti‐CD19 chimeric antigen receptors for T‐cell therapy." Journal of Cellular Physiology 236.8 (2021): 5832-5847. Müller, Fabian, et al. "CD19 CAR T-Cell Therapy in Autoimmune Disease—A Case Series with Follow-up." New England Journal of Medicine 390.8 (2024): 687-700. Maschan, Michael, et al. “Multiple site place-of-care manufactured anti-CD19 CAR-T cells induce high remission rates in B-cell malignancy patients.” Nature Communications 12, 7200 (2021) Transmembrane domain in rese-cel is CD8α vs. TNFRSF19 (Troy) utilized in the academic construct. The two transmembrane domains have not been shown to have a significant difference in function or IFN-γ production in preclinical studies. The CD8α transmembrane domain is employed in tisagenlecleucel. Volkov, Jenell, et al. “Case study of CD19 CAR T therapy in a subject with immune-mediate necrotizing myopathy treated in the RESET-Myositis phase I/II trial.” Molecular Therapy 32.11 (2024): 3821-3828. Abstract 1733: Safety and Efficacy of CABA-201, a Fully Human, Autologous 4-1BB Anti-CD19 CAR T Cell Therapy in Patients with Immune-Mediated Necrotizing Myopathy and Systemic Lupus Erythematosus from the RESET-MyositisTM and RESET-SLETM Clinical Trials. ACR 2024. Rese-cel product design & clinical / translational data 4-1BB costimulatory domain with fully human binder Binder with similar affinity & biologic activity to academic FMC63 binder while binding to the same epitopes1,2 Same weight-based dose as in academic studies Potential to provide immune reset based on clinical and translational data5 Patients treated with rese-cel have shown compelling clinical responses with safety data that supports outpatient use for autoimmune patients6 Fully human anti-CD19 binder 4-1BB costimulatory domain CD3- signaling domain Rese-cel4

Many of the RESET trials share common elements of preconditioning, dose, and study design RESETTM clinical trials have consistent design principles1 †Follow up period encompasses at least 15 years in total, ed to regulatory guidance for CAR T cell therapies. AE, adverse event; CABA, Cabaletta Approach to B cell Ablation; FLU, fludarabine; CY, cyclophosphamide; PBMC, peripheral blood mononuclear cell; PD, pharmacodynamics; PK, pharmacokinetics; RESET, REstoring SElf-Tolerance; SLE, systemic lupus erythematosus; SSc, systemic sclerosis. Cabaletta Bio: Data on file; 1. Peng BJ, et al. Mol Ther Methods Clin Dev. 2024;32(2):101267. Leukapheresis and rese-cel production Preconditioning Single infusion of rese-cel Weight-based dosing 1×106 cells/kg Day 1 Primary endpoint: Incidence and severity of AEs T cells isolated from patient’s own PBMCs (autologous CAR T) Day 29 Study follow-up through Year 3† Screening Additional Endpoints Clinical efficacy measuring: Drug-free responses Validated endpoints PK/PD analysis: Rese-cel expansion B cell depletion Peak BAFF levels B cell repopulation Adverse events & safety Biomarker analysis, including autoantibody levels FLU 25 mg/m2 x 3 days CY 1000 mg/m2 x 1 day (if required) Day -5 to Day -3 Discontinuation of all immunomodulatory agents

Peak rese-cel expansion and transient peripheral B cell depletion occurred within ~2 weeks post infusion Rese-cel expansion & B cell kinetics across indications* *All data is as of 11 Sep, 2025, except DM-3 which includes Week 24 data as of 08 Oct 2025. **LN-1 had prolonged rese-cel detection due to TCR activation that corresponded to longer time to B cell repopulation. LN-4: follow up ongoing † DM-3 rese-cel PK at Week 20 was artifactually elevated due to low circulating lymphocyte counts. ‡ Reduced rese-cel expansion observed in AChR-pos-1 may be attributed to patient’s continued use of azathioprine, a prohibited medication, until day of infusion (Day 1). ASyS, antisynthetase syndrome; CAR, chimeric antigen receptor; DM, dermatomyositis; IMNM, immune-mediated necrotizing myopathy; LN, lupus nephritis; rese-cel, resecabtagene autoleucel; RESET, REstoring SElf-Tolerance; SLE, systemic lupus erythematosus, SSc, systemic sclerosis, TCR, T cell receptor. Cabaletta Bio: Data on file. RESET-Myositis RESET-SLE RESET-SSc Rese-cel Pharmacokinetics* Rese-cel Pharmacokinetics** Rese-cel Pharmacokinetics B Cell Kinetics B Cell Kinetics B Cell Kinetics Peripheral B cells begin repopulating ~2 to 3 months after rese-cel in patients with sufficient follow-up* † RESET-MG Rese-cel Pharmacokinetics B Cell Kinetics ‡

Across 4 RESET™ studies, 95% of patients with no CRS or Grade 1 CRS (fever) and 95% with no ICANS1 Demographics & CRS/ICANS in 1st 40 rese-cel patients by indication RESET-Myositis RESET-SLE RESET-SSc RESET-MG Number of patients 15 10 9 6 Age, years, mean (SD) 51.7 (14.6) 30.4 (7.6) 53.1 (12.3) 57.5 (9.8) Sex, % female 53.3 80.0 66.7 66.7 Duration of disease, years, mean (SD) 5.4 (3.7) 9.8 (5.0) 2.2 (1.3) 5.1 (5.3) Baseline characteristics of autoimmune disease patients treated with rese-cel Incidence, severity and onset of CRS and ICANS in the 1st 28 days in patients treated with rese-cel RESET-Myositis RESET-SLE RESET-SSc RESET-MG Total CRS‡, n (%) 5 (33.3) 3 (30.0) 4 (44.4) 1 (16.7) 13 (32.5% CRS) CRS Grade 1, n (%) 5 (33.3) 3 (30.0) 3 (33.3) 0 (0.0) 11 (27.5% G1 CRS) CRS Grade 2, n (%) – – 1 (11.1) 1 (16.7) 2 (5% G2 CRS) Time to CRS onset, days* (mean) 7.4 7.3 8.5 7.0 7.7 days CRS duration†, days (mean) 4.6 3.0 3.0 2.0 3.5 days ICANS‡ n (%) (Grade) – 1 (10) (G4) 1 (11.1) (G3) – 2 (5% ICANS) Time to ICANS onset. days (mean) – 9.0 8.0 – 8.5 days ICANS duration, days (mean) – 3.0 3.0 – 3.0 days *Days relative to rese-cel infusion. †Events occurring within 7 days of each other are considered as 1 episode. IMNM-3 CRS duration includes preceding event of fever which was consistent with CRS definition. ‡Graded per ASTCT Consensus Grading Criteria. 1. Presented at ASH 2025 with data cut-off as of October 30, 2025.

Rese-cel safety profile permits outpatient administration which could facilitate favorable reimbursement CAR T may eliminate active disease & use of expensive medications Cancer patients experience early and frequent CRS/ICANS following CAR T therapy, which increases inpatient admissions and shifts Medicare reimbursement to the DRG system. Majority of oncology patients treated with CAR T therapy experience CRS within first 5 days post-infusion1 Cancer CAR T: Safety profile often requires inpatient infusion, affecting reimbursement Rese-cel: Safety profile facilitates outpatient infusion, which could favorably impact reimbursement Many cancer patients are insured under Medicare, which has inpatient DRG-018 reimbursement Myositis & SSc patients often commercially insured (60%-75%)2,3 CRS less frequent & severe, delayed onset  potential outpatient administration Outpatient CAR T infrastructure exists at many centers RESET clinical site footprint can be leveraged to generate early adopters Outpatient administration supports viable Part B Medicare payments Ferreri, Christopher J., and Manisha Bhutani. "Mechanisms and management of CAR T toxicity." Frontiers in Oncology 14 (2024): 1396490. Smoyer-Tomic KE, et al. BMC Musculoskelet. Disord. 2012 Jun 15;13:103. doi: 10.1186/1471-2474-13-103. Gale, Sara L., et al. "Characterizing disease manifestations and treatment patterns among adults with systemic sclerosis: a retrospective analysis of a US healthcare claims population." Rheumatology and therapy 7.1 (2020): 89-99. Commercial

Outpatient administration reduces administrative burden and improves patient and provider accessibility RESET™ program designed for outpatient administration at launch INPATIENT MODEL OUTPATIENT MODEL Limited patient beds and resource infrastructure Increases inpatient resource pressure: ↑ total cost of care, human resource and bed space demands Reduces eligible patients treated More favorable safety profile reduces need for inpatient admission Reduces use of hospital resources; Increases throughput Reduces conflicts with cancer patient use of in-patient beds

Health status of patient population and slower disease progression improve manufacturing cost efficiency Rese-cel commercial model – manufacturing and COGM Late-stage oncology patients have high drop-off rate due to rapid disease progression and compromised T cell fitness, leading to higher manufacturing OOS rates1,2,3 Increased OOS rates; ↑ COGM + ↓ revenue since out of spec products not reimbursed In oncology, disease progress & out of specification (OOS) rates increase costs and reduce margins In autoimmunity, less pretreated patients & fully automated rese-cel mfg should support lower COGM Disease progression reduces revenue capture because unused product not reimbursed Manufacturing capacity constraints  delayed commercial ramp-up Autoimmune patients are not heavily pretreated with chemotherapy  more fit immune cells that support reliable manufacture, reducing COGM Building manufacturing capacity at CDMOs to support successful launch; Cellares automation has the potential to facilitate post-approval expansion Autoimmune patients rarely progress as rapidly as cancer patients  more reliable revenue realization for manufactured product Reduced eligible patients, resulting in economies of scale not being achieved COGM – Cost of goods manufactured U.S. Food and Drug Administration. Kymriah (tisagenlecleucel) Prescribing Information. Revised 2025, U.S. Food and Drug Administration, https://www.fda.gov/media/107296/download U.S. Food and Drug Administration. Breyanzi (lisocabtagene maraleucel) Prescribing Information. Revised 2025, U.S. Food and Drug Administration, https://www.fda.gov/media/145711/download U.S. Food and Drug Administration. Yescarta (axicabtagene ciloleucel) Prescribing Information. Revised 2025, U.S. Food and Drug Administration, https://www.fda.gov/media/108377/download

Myositis: Unmet Need & Clinical Data

Highly concentrated treatment network in the US; dermatomyositis represents ~75% of this market Myositis: High rates of disability & increased risk of mortality High disease burden: disability & mortality Typical patient is a middle-aged female who experiences muscle weakness, fatigue, pain, shortness of breath and difficulty swallowing Moderate to severe disability (40% to 65%)1 Assisted walking devices (18% to 38%)1 The risk of mortality is ~3 times higher than the general population, primarily due to cancer and lung & cardiac complications2 ~20% mortality < 5 years with standard immunosuppressive treatment3 “I find it very difficult to get up from a regular chair, I need boosters or assistance from somebody else. Walking, my gait has really suffered. My stability walking has suffered as well, and I can't lift anything more than five or eight pounds. So doing stuff is difficult. Bending down is very difficult. I can't get up from the floor if I fall.” “John” 61-year-old male with ASyS4 ~10 yrs since diagnosis "It just affected every aspect of my life. Just work, family, social life, own wellbeing. It just pours into everything else with that." “Erica” 44-year-old female with DM4 ~2.5 yrs since diagnosis Opinc AH, Brzezinska OE, Makowska JS. Disability in idiopathic inflammatory myopathies: questionnaire-based study. Rheumatol Int. 2019;39(7):1213-1220. Marie I. Morbidity and mortality in adult polymyositis and dermatomyositis. Curr Rheumatol Rep. 2012;14(3):275-285. Schiopu E, Phillips K, MacDonald PM, Crofford LJ, Somers EC. Predictors of survival in a cohort of patients with polymyositis and dermatomyositis: effect of corticosteroids, methotrexate and azathioprine. Arthritis Res Ther. 2012;14(1):R22. Primary market research conducted via third-party, blinded interviews with myositis patients, conducted in 2024. Khoo 2023 6. Kronzer 2023 7. Coffey 2021 8. Dahal 2022 9. Shelley 2022 ~7,500 pts5,9 Immune-mediated necrotizing myopathy (IMNM) ~15,000 pts7,8 Anti-synthetase syndrome (ASyS) ~60,000 pts5,6 Dermatomyositis (DM) Subtype prevalence in the U.S.

IVIg is the only approved therapy (only for patients with the adult dermatomyositis subtype) Myositis: Limited treatment options for ~80k U.S. patients Lundberg, Ingrid E., et al. "Idiopathic inflammatory myopathies." Nature Reviews Disease Primers 7.1 (2021): 86. Analysis from quantitative survey of U.S. myositis-treating physicians, conducted 2Q25. N = ~240. Autoimmune disease with B cells component Limited treatment options1 Idiopathic inflammatory myopathies (IIMs, or myositis) are a group of autoimmune diseases characterized by inflammation and muscle weakness Common therapies: steroids plus an immunomodulator (i.e. methotrexate, azathioprine, mycophenolate, rituximab) IVIg (intravenous immunoglobulin), the only FDA-approved therapy, is approved in adult dermatomyositis Therapies can carry potential long-term side effects such as serious infections and organ damage Despite existing therapies, disease is often refractory Two therapies in Phase 3 development, Brepocitinib and Vyvgart®, demonstrated improvement with chronic administration added onto existing immunomodulatory medications Myositis patients with moderate to severe, refractory disease potentially eligible for rese-cel (per analysis of quantitative research with ~240 myositis-treating physicians) Eligible U.S. myositis patients2 ~16k to 20k U.S. myositis patients potentially eligible for rese-cel ~80k myositis patients

Single-arm cohort including DM/ASyS patients with a primary endpoint at 16 weeks Myositis registrational cohort – Key design elements Registrational Cohort2 ASyS DM & ASyS (n=17) Initial Phase 1/2 Cohorts1 DM (combined n ~6) TIS, total improvement score. Pediatric submission based on data available at the time of adult submission from ongoing Ph 1/2 study (no new study) to support pediatric label claim Size of myositis registrational cohort based on key statistical parameters and estimated background remission rate in myositis. Low dose steroids is defined as 50% reduction from baseline or ≤7.5 mg/day. As of October 24, 2025. Registrational trial initiated with planned 2027 BLA submission Expansion of current RESET-Myositis trial to include registrational cohort in DM / ASyS (~60k / ~15k US patients) Primary Endpoint: Moderate or Major TIS response @ Week 16 off all immunomodulators and off or on low-dose3 steroids Expanded trial to 17 patients to ensure approximately 14 DM patients can enroll based on natural U.S. prevalence estimates Confirmed current dose of 1 million cells/kg in a single infusion Safety database ~100 autoimmune patients at ≥1-month of follow-up (with at least 35 myositis patients) ~70% of the safety database already enrolled across the RESET clinical development program4 P P P P P

All patients had active, refractory disease despite multiple immunomodulatory agents, including IVIg Baseline characteristics: First 13 patients in RESET-Myositis* *As of 11 Sep, 2025. †Baseline disease activity = activity before preconditioning. ‡Reflects any exposure to RTX and IVIg prior or at time of study entry. RTX is not allowed within approximately 6 months of Screening. ASyS, antisynthetase syndrome; CDASI-A, Cutaneous Dermatomyositis Disease Area and Severity Index – Activity; CK, creatine kinase; DM, dermatomyositis; GC, glucocorticoid; HMGCR, 3-hydroxy-3-methylglutaryl-coenzyme A reductase; IM, immunomodulatory medication; IMNM, immune-mediated necrotizing myopathy; IVIg, intravenous immunoglobulin; JIIM, juvenile idiopathic inflammatory myopathy; MMT-8, manual muscle testing 8; NXP, nuclear matrix protein; N/A, not applicable; RESET, REstoring SElf-Tolerance; RTX, rituximab; SAE, small ubiquitin-like modifier activating enzyme; SRP, signal recognition particle; TIF1, transcription intermediary factor 1; U/L, units per liter. Cabaletta Bio – Data on File. DM N=4 ASyS N=2 IMNM N=6 JIIM N=1 Mean age, years (min, max) ~58 (45, 72) ~44 (39, 48) ~55 (33, 64) 14 Female, n (%) 3 (75) 1 (50) 1 (17) 1 (100) Years since diagnosis, mean (min, max) 3.0 (2.0, 3.6) 9.2 (3.6, 14.8) 4.5 (1.4, 8.8) 8.5 Myositis-specific autoantibody 50% TIF1-γ 25% NXP, 25% SAE 100% Jo-1 67% HMGCR 33% SRP NXP-2 Baseline disease activity† Mean MMT-8 Median CK, U/L Mean CDASI-A 109.6 40.0 26 129.5 311.5 N/A 122.0 2214.5 N/A 134.0 176.0 N/A Prior RTX‡ Prior IVIg‡ 75% 100% 100% 100% 50% 83% 100% 100% Therapies at Screening Systemic GCs ≤2 IMs ≥3 IMs 75% 50% 50% 100% 50% 50% 67% 100% 0% 0 0 100%

3 of 3 patients with DM with sufficient follow-up achieved major TIS responses at Week 16 DM: Efficacy data following rese-cel infusion* *As of 11 Sep, 2025. † Historical NXP-2 autoantibody, but none detected at Pre-preconditioning (Baseline) visit). ‡ At latest follow-up (Day 29). § Insufficient follow-up. ¶Reflects trend from baseline to latest timepoint. DM, dermatomyositis; FDA, Food and Drugs Administration; GC, glucocorticoids; HCQ, hydroxychloroquine; IM, immunomodulatory medication; IVIg, intravenous immunoglobulin; mg, milligrams; MMF, mycophenolate mofetil; MTX, methotrexate; N/A, not available; NXP, nuclear matrix protein; rese-cel, resecabtagene autoleucel; SAE, small ubiquitin-like modifier activating enzyme; TAC, tacrolimus; TIF1-γ, transcription intermediary factor 1 gamma; TIS, total improvement score. Cabaletta Bio: Data on File. After discontinuation of all IM medications, 3 of 3 DM patients achieved the 16-week primary endpoint for the upcoming pivotal study of at least moderate TIS response TIS Mod. Major Min. None TIS Discontinued all immunomodulators DM-1 DM-2 DM-2 DM-4 MMF, HCQ IVIg, MMF, HCQ IVIg, MTX, TAC MTX Pivotal primary endpoint: Moderate TIS off all IM therapy on no steroids or low dose (50% reduction or <7.5mg/day) Assessment at Week 16 DM Patients (baseline autoantibody) DM-1 (SAE) DM-2 (None detected† ) DM-3 (TIF1-γ) DM-4 (TIF1-γ) IM-free    ‡ Low dose or no GC    ‡ TIS Response Major Major Major N/A§ Complete and transient B cell depletion    ‡ Antibody trend¶  N/A  N/A§ Meets pivotal primary endpoint    N/A§ TIS (N=4)

Patient who would meet key inclusion criteria in registrational cohort achieved a major TIS response at Week 16 ASyS: Efficacy data following rese-cel infusion* *As of 11 Sep, 2025. †Reflects trend from baseline to latest timepoint antibody results are available (Week 24 for both patients). In ASyS-2, Jo-1 antibody level trended up from Week 20 to Week 24 but was lower than baseline. ‡Based on the research-based, qualified, quantitative Luminex assay. §ASyS-1 to minimal response at latest follow-up (Week 32); treated with GC bursts and obinutuzumab; ASyS-2 to no response at latest follow-up (Week 28); treated with GC burst. ASyS, antisynthetase syndrome; FDA, Food and Drugs Administration; GC, glucocorticoids; IM, immunomodulatory medication; IVIg, intravenous immunoglobulin; mg, milligrams; MMF, mycophenolate mofetil; N/A, not available; rese-cel, resecabtagene autoleucel; TAC, tacrolimus; TIS, total improvement score. 1. Cabaletta Bio: Data on File. 2. Pinal-Fernandez I, et al. Ann Rheum Dis. 2024;83(11):1549–1560. 3. Galindo-Feria AS, et al. Best Pract Res Clin Rheumatol. 2022;36(2):101767. 4. Müller, F, et al. Nat Med. 2025:31(6):1793–1797. Major TIS Assessment at Week 16 ASyS (baseline autoantibody) ASyS-1 (Jo-1) ASyS-2 (Jo-1) IM-free   Low dose or no GC   TIS response Major Minimal Complete and transient B cells depletion   Antibody trend† ‡ ‡ Meets pivotal primary endpoint   Discontinued all immunomodulators§ ASyS-1 ASyS-2 IVIg, TAC IVIg, MMF, TAC ASyS-2 would not meet pivotal entry criteria based on mild muscle weakness on MMT-8. Maximum TIS score possible is 65. Jo-1 antibody increased from Week 20 to Week 24 Mod. Min. None Pivotal primary endpoint: Moderate TIS off all IM therapy on no steroids or low dose (50% reduction or ≤7.5 mg/day) TIS (N=2) Responses to CD19-CAR T among some ASyS patients may be time-limited by the recurrence or persistence of pathogenic autoantibodies1–3 from CD19-negative long-lived plasma cells despite complete B cell depletion

Rese-cel Manufacturing Strategy & Innovation

Rese-cel commercial process preliminary comparability established T cell collection Rese-cel manufacture (9 day) Rese-cel administration apheresis cell selection and activation cell expansion cell harvest preconditioning infusion Product release QC testing and QA release Reliable process with >90% manufacturing success rate in first ~70 patients1 Process A - Early clinical process Process B – Commercial-ready manufacturing process Substantially closed process reducing contamination risk Partially automated manufacturing process improving process consistency 3-fold higher capacity per facility footprint than original Process A FDA feedback received on comparability between Process A and Process B Preliminary data enables use of previously dosed patients in safety database 1. Across Process A and Process B; only 1 failure attributed to patient starting material.

Automation and elimination of preconditioning and apheresis could enhance patient experience Advancing breakthrough innovations to improve scalability and costs Stratton et al, ESGCT 2024. Poster available at https://www.cabalettabio.com/technology/posters-publications (https://d1io3yog0oux5.cloudfront.net/_cdcc45a1b07d9c1e0fc529e815f21ec3/cabalettabio/db/947/8240/pdf/Whole+Blood+Mfg+Poster+ESGCT+2024.pdf) Automation run feasibility completed under TAP program. Video on Cellares technology can be viewed here: https://vimeo.com/947203843/cd59569f16. Under evaluation in an ongoing study in Pemphigus Vulgarus (NCT004422912); presented at ESGCT Conference 2025, presentation is available at https://www.cabalettabio.com/technology/posters-publications. T cell collection Rese-cel manufacture and harvest (9 day) Rese-cel administration apheresis cell selection and activation cell expansion cell harvest preconditioning infusion Product release post-production testing and QA review CURRENT INNOVATIONS One outpatient infusion without preconditioning4 Blood draw to replace apheresis1,2 Cellares Cell Shuttle3 Fully closed, end-to-end automation Rapid & global scalability Shorter turn-around-time

Consistent manufacturing and translational rese-cel data in 1st 2 patients vs. traditional CDMOs Automated manufacturing initial manufacturing & translational data Cellares uses Celleca for viability measurement to enable automated testing. Viability data for Process C shown in this figure were measured using NC200 to enable direct comparison with Process A and Process B, for which NC200 was also used Data points with asterisks had low DNA input per assay recommendation. Median and 50th percentile intervals of values from subjects manufactured with conventional manufacturing (conv) shown in gray. 1st 2 rese-cel clinical manufacturing runs met release specifications including product quality attributes within historical ranges; initial data suggest rese-cel manufactured by Cellares exhibited comparable in vivo behavior to rese‑cel products manufactured using conventional processes Viability 1 (accesses T cell health) %CD45+ CD3+ (Total T cells produced) %CD3+ CAR+ (Total CAR-T cells produced) Vector copy number (Amount of vector/transduced cell) Potency (Cytotoxicity) CAR T Cell Expansion2,3 B Cell Depletion3 * *

Rese-cel – 6 to 9-month PC-free Data at Lowest Dose

In the RESET-PV trial, 4 refractory patients received rese-cel at the lowest dose without preconditioning and had follow-up between 24 and 36 weeks as of the data cut-off 2 of 4 patients demonstrated compelling clinical activity through 6 months follow-up Complete peripheral B cell elimination was observed in 3 of 4 patients CRS was observed in 1 patient (Grade 1); ICANS – none Based on the safety profile observed at the lowest dose, multiple additional patients have been enrolled at a higher dose cohort in the RESET-PV trial and longer-term data at the higher dose is anticipated in 2H26 In the RESET-SLE trial evaluating rese-cel without preconditioning in patients with lupus, the initial dose cohort is fully enrolled with initial data at the first dose anticipated in 1H26 After discontinuing all immunomodulators (IM), clear biologic and clinical activity observed without PC Summary of rese-cel without preconditioning (PC), initial dose cohort1 Data cut off as of April 2, 2026. Cabaletta Bio: Data on file. 1H26 – PV: PC-free rese-cel data at the initial dose with 6-9 month follow up (ASGCT 2026) 1H26 – SLE: PC-free rese-cel, early data at the initial dose 2H26 – SLE & PV: PC-free rese-cel longer-term data from multiple cohorts

Near complete resolution of clinical symptoms off all medicines in 2 of 4 patients through 6 months follow-up Unanticipated efficacy at lowest PC-free dose supports dose escalation1 *As of 2 April 2026. Cabaletta Bio: Data on file. Disease severity intervals as defined Krain RL, et al. Br J Dermatol. 2021;184(5): 975–977. Gray vertical dotted line indicates day of rese-cel infusion (study visit Day 1). Baseline Week 12 Images PV-1M-2 Images PV-1M-4 PDAI Total Activity Score Anti-DSG3 and Anti-DSG1 Titers PDAI improvements were the greatest in the three patients who experienced peripheral B cell elimination; Next dose cohort enrolling based on efficacy, translational data and favorable safety profile to date Anti-DSG3 Anti-DSG1 U/mL U/mL Anti-DSG3 and anti-DSG1 antibodies declined with initial improvement in PDAI total activity scores

Similar CAR T expansion vs. PC-treated patients with complete B cell depletion in 3 of 4 PC-free patients PK / PD for PC-free rese-cel in patients with pemphigus vulgaris1 LD, lymphodepletion Note: Gray vertical dotted line indicates day of rese-cel infusion (study visit Day 1). Gray shading in BAFF plot is range of median serum BAFF induction observed in PV patients following rituximab (Nagel et. al, 2009 Journal of Investigative Dermatology and Hébert et. al, 2021 Frontiers in Immunology). Cabaletta Bio: Data on file. As of 2 April 2026. CAR T cell expansion Peak BAFF levels PV-1M-2, PV-1M-3 & PV-1M-4 had complete reduction of peripheral B cells at lowest rese-cel dose BAFF levels in these three patients were at the low end of the range observed with rese-cel with PC Days post infusion Cells/μL pg/mL LD Non-LD B cell depletion BAFF

Lupus: Unmet Need & Clinical Data

Increased mortality risk & negative impact on quality of life for patients with SLE & LN SLE & LN: Represent a high unmet clinical need ESRD, end-stage renal disease; LN, lupus nephritis; SLE, systemic lupus erythematosus. 1. Zen M, et al. Eur J Intern Med. 2023;112:45–51. 2. Rahman P, et al. Lupus. 2001;10(2):93-96. 3. Singh, R, et al. Lupus 27.10 (2018): 1577-1581.4. Murimi-Worstell, I., et al. BMJ 10.5 (2020): e031850. 5. Lichtnekert, J. Nature reviews rheumatology 20.11 (2024): 699-711. 6. Tektonidou, M. Arthritis & rheumatology 68.6 (2016): 1432-1441. 7. Results from quantitative survey of U.S. lupus-treating physicians (rheumatologists & nephrologists), conducted 2Q25. N = ~150. SLE patients with moderate to severe, refractory disease & LN patients with refractory disease potentially eligible for rese-cel (per analysis of quantitative research with ~150 lupus-treating physicians) Eligible U.S. Non-Renal SLE & LN patients7 ~40,000 U.S. non-renal SLE patients potentially eligible for rese-cel ~210k non-renal SLE patients ~50,000 U.S. LN patients potentially eligible for rese-cel ~110k LN patients SLE is a chronic autoimmune condition that can affect nearly every organ system1 Most common in women, with disease onset generally between ages of 20-40 years Common symptoms include severe fatigue, joint pain and swelling, skin rashes, ulcers & Raynaud’s phenomenon >50% of patients develop permanent widespread organ damage, caused by disease & current treatments2 Standardized mortality ratio from 2.4-4.5 for SLE patients3,4 ~30-40% of SLE patients develop LN, with inflammation & damage within the kidneys LN may present silently or with symptoms such as proteinuria, hematuria, swelling & elevated blood pressure 10-30% of patients with LN will progress to ESRD, requiring dialysis or transplantation within the first decade of their disease5,6 Market research indicates opportunity to achieve superior penetration and potentially further expand the market through introducing a no preconditioning CAR T alternative for patients

All patients had active, refractory disease and had failed multiple B cell-targeted therapies Baseline characteristics: First 9 patients in RESET-SLE* *As of 11 Sep, 2025. †Baseline disease activity = activity before preconditioning. ‡SLE medications may include biologics, anti-malarials, and immunosuppressants. §N=2 patients included in UPCR analysis: SLE-1 had pure Class V LN and extra-renal SLE disease activity and SLE-5 had Class II LN with moderate to severe chronicity and extra-renal disease activity that met inclusion criteria for the non-renal cohort. dsDNA, double-stranded DNA; GC, glucocorticoid; LN, lupus nephritis; RESET, REstoring SElf-Tolerance; SLE, systemic lupus erythematosus; SLEDAI-2K, SLE Disease Activity Index 2000; Sm, Smith; UPCR, urine protein-to-creatinine ratio. Cabaletta Bio: Data on File. Cohort Non-renal SLE (n=5) LN (n=4) Age, years, mean (min, max) ~34 (26, 44) ~26 (18, 35) Female, n (%) 4 (80) 3 (75) Time from diagnosis to screening, years, mean (min, max) 11.5 (6.1, 17.3) 7.3 (2.2, 15.7) Autoantibodies (%) dsDNA: 100% Sm: 60% dsDNA: 75% Sm: 75% Baseline disease activity† SLEDAI-2K (median) 10 16 UPCR (mg/mg) (median) 1.09§ 3.45 Therapies at screening: Systemic GCs ≤2 SLE immunomodulators‡ ≥3 SLE immunomodulators‡ 80% 60% 40% 50% 50% 50% GC dose at screening, mg/day, mean (min, max) 13.4 (0, 30) 6.25 (0, 20)

Improvements in SLEDAI-2K over time and significant reduction in anti-dsDNA antibodies after discontinuing immunomodulators Efficacy data following rese-cel infusion* *As of 11 Sep, 2025. †Week 20 urinalysis components of the SLEDAI-2K (WBC, RBC and casts) imputed from Week 16 for total SLEDAI-2K score. ‡Assessed by ELISA at a central lab at baseline, weeks 12, 24, 36 and 52. dsDNA, double-stranded DNA; LN, lupus nephritis; rese-cel, resecabtagene autoleucel; SLE, systemic lupus erythematosus; SLEDAI-2K, Systemic Lupus Erythematosus Disease Activity Index 2000. Cabaletta Bio: Data on File. SLEDAI-2K, non-renal SLE (n=5) SLEDAI-2K Discontinued all immunomodulators SLEDAI-2K, LN (n=4) Anti-dsDNA antibody (N=9)‡ SLEDAI-2K Discontinued all immunomodulators † Clinical & translational data in lupus for rese-cel with preconditioning (PC) along with initial PC-free data in PV support expansion of simplified PC-free regimen into lupus; initial data anticipated in 1H26

Systemic Sclerosis: Unmet Need & Clinical Data

Associated with progressive morbidity and high mortality1,2 Systemic sclerosis: Profound unmet need & limited options AHSCT, autologous hematopoietic stem cell transplantation; ILD, interstitial lung disease; SSc, systemic sclerosis. 1. Allanore Y, et al. Nat Rev Dis Primers. 2015;1:15002. 2. Denton CP, et al. Lancet. 2017;390(10103):1685–1699. 3. Thoreau B, et al. Front Immunol. 2022;13:933468. 4. Truchetet ME, et al. Clin Rev Allergy Immunol. 2023;64(3):262–283. 5. Pope JE, et al. Nat Rev Rheumatol. 2023;19(4):212–226. 6. Results from quantitative survey of U.S. SSc-treating physicians (rheumatologists), conducted 3Q25. N = ~100. Rare, potentially life-threatening autoimmune disease1 Typically, middle age onset and more common in females1 Highest mortality of all rheumatological diseases & significant burden from persistent skin & organ manifestations4,5 Mean survival is ~12 years from diagnosis Need for disease-modifying therapies across all SSc subsets5 FDA-approved agents for SSc-ILD slow but do not stabilize or improve lung progression Approved based on 1-year primary endpoints No existing treatments capable of halting SSc pathology other than AHSCT, which carries high risk Patients experience a progressive & often fatal course SSc patients with early, active disease potentially eligible for rese-cel (per quantitative research with ~100 SSc-treating physicians) Eligible U.S. SSc patients6 ~12,000-15,000 U.S. SSc patients potentially eligible for rese-cel ~90k SSc patients (~40% with clinically significant ILD) Characterized by progressive skin & internal organ fibrosis1 Deep, tissue-level B cell-driven autoimmunity, with activated B cells & autoantibodies, promotes inflammation & organ damage3

All patients had active, refractory disease and were on 1 to 3 disease-specific therapies at screening Baseline characteristics: First 6 Patients in RESET-SSc* *As of 11 Sep, 2025; primary endpoint is incidence and severity of adverse events through Day 29 †Baseline disease activity = activity before preconditioning. ‡Per patient history and HRCT. DLCO, % predicted diffusing capacity for carbon monoxide; FVC, forced vital capacity; GC, glucocorticoid; HAQ-DI, Health Assessment Questionnaire Disability Index; HCQ, hydroxychloroquine; HRCT, high-resolution computed tomography; ILD, interstitial lung disease; IVIg, intravenous immune globulin; MMF, mycophenolate mofetil; MPA, mycophenoloic acid; mRSS, modified Rodnan skin score; NIN, nintedanib; SAE, serious adverse event; PFT, pulmonary function test; RESET, REstoring SElf-Tolerance; RNA Pol III, ribonucleic acid polymerase III; Scl-70, anti–topoisomerase I antibody; SSc, systemic sclerosis; TOC, tocilizumab; y, years. Cabaletta Bio: Data on File. Severe Skin Cohort Organ Cohort Patient / Cohort SSc-Skin-1 SSc-Skin-2 SSc-Skin-3 SSc-Organ-1 SSc-Organ-2 SSc-Organ-3 Age, sex 66 F 55 F 59 M 70 M 43 F 60 F Disease duration (y) ~2 ~0.5 ~2 ~5 ~2 ~1 Autoantibodies RNA Pol III Scl-70 RNA Pol III ‒ Scl-70 Scl-70 Baseline† mRSS 42 38 45 12 9 24 Baseline† HAQ-DI 2.25 2.125 2.875 0.75 0.50 2.50 Baseline† PFTs (% predicted) FVC: 91 DLCO: 70 FVC: 93 DLCO: 58 FVC: 50 DLCO: 89 FVC: 69 DLCO: 58 FVC: 76 DLCO: 66 FVC: 83 DLCO: 78 ILD presence‡  ‒ ‒    Therapies at Screening MMF GC, MPA MMF MMF, TOC, NIN GC, TOC MMF, IVIg, HCQ

As of the data cut-off, 4 of 4 SSc patients with ≥12 weeks follow-up had FVC stabilization or improvement SSc: Efficacy data following rese-cel infusion* *As of 11 Sep, 2025; primary endpoint is incidence and severity of adverse events through Day 29. †Reflects trend from baseline to latest available timepoint. ‡Revised CRISS is evaluated at Weeks 12, 24, 36, and 52. PFTs from Week 24 are carried forward for Week 36 evaluation. §Revised CRISS-50 met at Weeks 12 and 36. Not met at Week 24. ¶DLCO and FVC are evaluated at Weeks 12 and 24. **Based on the research-based, qualified, quantitative Luminex assay. ‡‡Tapering GC. CRISS, Composite Response Index in Systemic Sclerosis; DLCO, % predicted diffusing capacity for carbon monoxide; FVC, forced vital capacity; GC, glucocorticoid; IM, immunomodulatory medication; mRSS, modified Rodnan Skin Score (measure of skin thickness in SSc across 17 body areas, with a maximum score of 51); N/A, not applicable; rese-cel, resecabtagene autoleucel; RNA Pol III/RP11, ribonucleic acid polymerase III; Scl-70, anti–topoisomerase I antibody; SSc, systemic sclerosis. Cabaletta Bio: Data on File. Severe Skin Cohort Organ Cohort Patient / Cohort SSc-Skin-1 SSc-Skin-2 SSc-Skin-3 SSc-Organ-1 SSc-Organ-2 SSc-Organ-3 Latest follow-up Week 48 Week 24 Day 29 Week 16 Week 12 Day 29 GC-free      –‡‡ IM-free       Antibody and trend† RNA Pol III  Scl-70 ** RNA Pol III; too early None detected Scl-70  Scl-70; too early Revised CRISS-25‡ (time to response)  Week 12  Week 24 N/A  Week 12  Week 12 N/A Revised CRISS-50‡ (time to response)  Week 12§  Week 24 N/A –  Week 12 N/A mRSS (baseline to latest follow-up) 42→23 38→27 45→32 12→6 9→4 24→22 FVC¶ [%] (baseline to latest follow-up) 91→105 93→100 N/A 69→72 76→77 N/A DLCO¶ [%] (baseline to latest follow-up) 70→81 58→75 N/A 58→58 66→75 N/A SSc patients were able to achieve meaningful clinical responses off all immunomodulators and off or tapering steroids

Myasthenia Gravis: Unmet Need & Clinical Data

High impact of disease due to patient symptoms & cost burden, particularly for refractory patients Myasthenia gravis: Significant disease & treatment burden Gilhus NE, et al. Eur J Neurol. 2024 2. Dresser L, et al. J Clin Med. May 2021. 3. Results from quantitative survey of U.S. MG-treating physicians (neurologists), conducted 3Q25. N = ~100. Generalized MG patients with refractory disease potentially eligible for rese-cel (per quantitative research with ~100 MG-treating physicians) Eligible U.S. MG patients3 ~35,000 U.S. MG patients potentially eligible for rese-cel ~100k MG patients Serious, chronic autoimmune neuromuscular disorder1 Available therapeutic options focus on specific symptoms and can be associated with serious long-term side effects Mainstays include steroids, immunosuppressants (e.g., mycophenolate), FcRn antagonists, complement inhibitors and rituximab MG represents a significant healthcare cost burden in the US, particularly for patients whose disease is inadequately controlled Treatments have transient effect & involve long-term broad immunosuppression1 Characterized by defective transmission at the neuromuscular junction, resulting in weakness of the skeletal muscles Typically associated with autoantibodies (e.g. AChR, MuSK, LRP4) Symptoms range from ocular involvement, including double vision and ptosis, to severe weakness of the limb, bulbar, trunk, and respiratory muscles, which is worsened with exertion Mortality rate estimated to be 5-9%, primarily driven by myasthenic crises, or respiratory crises requiring ventilation2

All patients had active, refractory disease despite multiple immunomodulatory agents Baseline Characteristics: 13 RESET-MG Patients* AChR Positive (n=7) AChR Negative (n=6) Age, years, mean (min, max) 54.0 (41, 65) 53.3 (37, 70) Female, n (%) 3 (42.9%) 6 (100.0%) Time from diagnosis to screening, years, mean (min, max) 7.10 (1.4, 19.1) 6.83 (0.6, 16.2) Autoantibodies (%) AChR: 100% Seronegative: 50% MuSK: 33.3% LRP4: 16.7% Baseline disease activity† MG-ADL (mean) 12.3 12.8 QMG (mean) 14.1 16.8 Prior MG therapies (excluding GCs), mean (min, max) 4.6 (0, 8) 3.5 (1, 6) Therapies at screening: Systemic GCs ≤2 MG therapies‡ ≥3 MG therapies‡ 57% 71% 29% 50% 83% 17% GC dose at screening§, mg/day, mean (min, max) 10 (0, 25) 10.8 (0, 30) *As of 6 March, 2026. †Baseline disease activity = activity before preconditioning. ‡MG therapies include acetylcholinesterase inhibitors, FcRn inhibitors, biologics, IVIg, and immunosuppressants. §GC dose = glucocorticoid dose expressed in equivalent dose of prednisone (mg/day). AChR, acetylcholine receptor; FcRn, neonatal Fc receptor; GC, glucocorticoid; IVIg, intravenous immunoglobulin; LRP4, low-density lipoprotein receptor-related protein 4; MG, myasthenia gravis; MG-ADL, MG – Activities of Daily Living; MuSK, muscle-specific tyrosine kinase; QMG, Quantitative Myasthenia Gravis Score; RESET, REstoring SElf-Tolerance; rese-cel, resecabtagene autoleucel. Cabaletta Bio – Data on File.

No CRS was observed in 11 of 13 patients; CRS was mild and resolved with no sequelae; no ICANS observed Incidence of Relevant and Related Serious Adverse Events* Cohort AChR Positive AChR Negative Patient AChR-pos-1 AChR-pos-2 AChR-pos-3 AChR-pos-4 AChR-pos-5 AChR-pos-6 AChR-pos-7 AChR-neg-1 AChR-neg-2 AChR-neg-3 AChR-neg-4 AChR-neg-5 AChR-neg-6 CRS† None Grade 2‡ None None None None Grade 1‡ None None None None None None ICANS† None None None None None None None None None None None None None Serious infections§ None None None None None None None None None None None None None Related SAEs¶ (Grade) (Excluding CRS/ICANS) None Physical deconditioning, anorexia (3) None None None None None None None None None Neutropenic fever (3) None *As of 6 March, 2026; (N=13 dosed); primary endpoint is incidence and severity of adverse events through Day 29. †Graded per ASTCT Consensus Grading Criteria. ‡The median time to onset of observed CRS was 5 days (range 2–8 days) relative to the rese-cel infusion (events occurring within 7 days of each other were considered a single event). §Coded in System Organ Class of Infections and Infestations and meets seriousness criteria. ¶As assessed per US Food and Drug Administration guidelines. AChR, acetylcholine receptor; AE, adverse event; ASTCT, American Society for Transplantation and Cellular Therapy; CRS, cytokine release syndrome; ICANS, immune effector cell-associated neurotoxicity syndrome; SAE, serious adverse event. Cabaletta Bio – Data on File.

After discontinuation of all immunomodulators Efficacy data in AChR-positive patients following rese-cel infusion1* *As of 6 March, 2026. †Baseline disease activity = activity before preconditioning. ‡Mean and n numbers are based on dosed patients not receiving rescue medication for MG. §AChR-pos-1: AZA, a prohibited medication, was continued until the day of infusion (Day 1). IVIg was stopped prior to rese-cel infusion and restarted 4 weeks after infusion for continued MG symptoms; patient discontinued study at Week 20 due to visit refusal. AChR-pos-1, Day 29 visit data unavailable. ¶AChR-pos-4 missed Week 16 visit. **AChR-pos-7 received rescue IVIg due to MG exacerbation 3 days post rese-cel infusion; IVIg rescue therapy ongoing. AChEI, acetylcholinesterase inhibitors (i.e PYR); AChR, acetylcholine receptor; AZA, azathioprine; EFG, efgartigimod; GC, glucocorticoid; IM, immunomodulatory medication; IVIg, intravenous immunoglobulin; MG, myasthenia gravis; MG-ADL, MG – Activities of Daily Living; MMF, mycophenolate mofetil; PYR, pyridostigmine; QMG, Quantitative Myasthenia Gravis Score; rese-cel, resecabtagene autoleucel. 1. Cabaletta Bio – Data on File. 2. Muppidi S, et al. Muscle Nerve. 2022;65(6):630–639. 3. EMA. Available at: www.ema.europa.eu/en/documents/overview/soliris-epar-medicine-overview_en.pdf (accessed April 2026). 4. Barnett C, et al. Neurol Clin. 2018;36(2):339–353. After discontinuation of all immunodulators, 5 of 7 AChR-positive patients showed clinically meaningful improvements on the MG-ADL scale Cabaletta anticipates announcing registrational plans and trial design in mid-26 AChR-pos-1§ AChR-pos-2 AChR-pos-3 AChR-pos-4 AChR-pos-5 AChR-pos-6 AChR-pos-7** MG medications (screening visit) AZA, IVIg, GC, PYR EFG, PYR EFG, MMF, GC EFG, MMF, GC, PYR PYR GC, PYR IVIg GC-free (latest follow-up) Taper  Taper   Taper  AChEI-free (latest follow-up) Ongoing    Taper   MG-ADL response Received IVIg      Received IVIg MG-ADL point change from baseline† Clinically meaningful improvement threshold2,3 MG-ADL QMG Clinically meaningful improvement threshold4 Discontinued all immunomodulators ≥2 QMG point change from baseline† n‡ 5 5 5 5 3¶ 3 2 1 n‡ 5 5 5 5 3¶ 3 2 1 ≥3 Discontinued all immunomodulators AChR-pos-1 not evaluable due to continued use of a prohibited medication, azathioprine, until the day of infusion. AChR-pos-1 not evaluable due to continued use of a prohibited medication, azathioprine, until the day of infusion.

After discontinuation of all immunomodulators Efficacy data in AChR-negative patients following rese-cel infusion1* *As of 6 March, 2026. †Baseline disease activity = activity before preconditioning. ‡Mean and n numbers are based on dosed patients not receiving rescue medication for MG. §AChR-neg-1, no Week 44 QMG performed (unrelated AE prevented assessment being completed); AChR-neg-2, no Week 28 visit data available (missed visit). ¶AChR-neg-1 receiving low dose IVIg for ongoing hypogammaglobinemia every 2 months from Week 8; AChR-neg-2 received rescue EFG from Week 13 through Week 16 and IVIg every 3 weeks from Week 24 visit due to MG symptoms; AChR-neg-3 receiving chronic GC for adrenal insufficiency. AChEI, acetylcholinesterase inhibitors (i.e PYR); AChR, acetylcholine receptor; AZA, azathioprine; EFG, efgartigimod; GC, glucocorticoid; IM, immunomodulatory medication; IVIg, intravenous immunoglobulin; LRP4, low-density lipoprotein receptor-related protein 4; MG, myasthenia gravis; MG-ADL, MG – Activities of Daily Living; MMF, mycophenolate mofetil; MuSK, muscle-specific tyrosine kinase; PLA, plasmapheresis; PYR, pyridostigmine; QMG, Quantitative Myasthenia Gravis Score; rese-cel, resecabtagene autoleucel; ROZ, rozanolixizumab, 1. Cabaletta Bio – Data on File. 2. Muppidi S, et al. Muscle Nerve. 2022;65(6):630–639. 3. EMA. Available at: www.ema.europa.eu/en/documents/overview/soliris-epar-medicine-overview_en.pdf (accessed April 2026). 4. Barnett C, et al. Neurol Clin. 2018;36(2):339–353. After discontinuation of all immunomodulators, 5 of 6 AChR-negative patients showed clinically meaningful improvements on the MG-ADL scale; Cabaletta anticipates announcing registrational plans and trial design in mid-26 AChR-neg-1¶ (seronegative) AChR-neg-2¶ (seronegative) AChR-neg-3 (MuSK) AChR-neg-4 (MuSK) AChR-neg-5 (LRP4) AChR-neg-6 (seronegative) MG medications (screening visit) PLA, GC, PYR MMF, ROZ, PYR PLA,GC AZA EFG EFG, GC, PYR GC-free (latest follow-up)   No¶   Taper AChEI-free (latest follow-up)      Taper MG-ADL response  Received EFG and IVIg     MG-ADL point change from baseline† Clinically meaningful improvement threshold2,3 MG-ADL Discontinued all immunomodulators QMG Clinically meaningful improvement threshold4 QMG point change from baseline† Discontinued all immunomodulators ≥2 n‡ 6 6 6 6 3 3 2 1 1 1 1 1 Seronegative MuSK LRP4 Seronegative MuSK LRP4 ≥3 n‡ 6 6 6 6 3 3 2 1 1 1 1

Corporate Summary

Track record of operational success evaluating & developing novel cell therapy candidates in autoimmunity Cabaletta Bio leadership LEADERSHIP TEAM Anup Marda Chief Financial Officer Nicolette Sherman Chief HR Officer Michael Gerard General Counsel Steven Nichtberger, M.D. President, CEO & Chairman Heather Harte-Hall Chief Compliance Officer Gwendolyn Binder, Ph.D. President, Science & Technology SCIENTIFIC ADVISORY BOARD Aimee Payne, M.D., Ph.D. Co-Founder and Co-Chair Michael C. Milone, M.D., Ph.D. Co-Founder and Co-Chair Carl June, M.D. Jay Siegel, M.D. Iain McInnes, Ph.D., FRCP, FRSE, FMedSci Georg Schett, M.D. David J. Chang, M.D., M.P.H., FACR Chief Medical Officer Samik Basu, M.D. Chief Scientific Officer Arun Das, M.D. Chief Business Officer Sarah Yuan Chief Technology Officer Steve Gavel Chief Commercial Officer Francisco Ramírez-Valle, M.D., Ph.D.

Removing PC should expand access while automated manufacturing should reduce COGS & increase scale Transformative value proposition with PC elimination & automation PV: PC-free rese-cel data including longer-term follow up at the initial dose SLE: PC-free rese-cel data including early data at the initial dose Initial clinical experience with rese-cel manufactured by Cellares Transformative Value Proposition Elimination of PC Automated Manufacturing Expands the market Catalyzes outpatient use Reduces resource utilization Improves patient and provider experience Differentiated product profile Typical ‘biologic’ margins Potential to address larger autoimmune indications including T1D, UC and RA Minimal capital investment Scalability to produce thousands of patient runs per year Substantially reduced COGS Facilitates global expansion Longer-term PC-free rese-cel data from the PV & SLE dose cohorts and from patients receiving rese-cel manufactured by Cellares 1H26 2H26 COGS – Cost of goods sold; PC – Preconditioning; PV – Pemphigus vulgaris; SLE – Systemic lupus erythematosus; RA – Rheumatoid arthritis; T1D – Type 1 diabetes; UC – Ulcerative colitis.

Appendix

TIS is a composite tool measuring a patient’s relative improvement from their baseline Myositis outcomes captured through validated composite endpoint Major Total Improvement Score 100 80 0 Minimal Moderate 60 40 20 Week 24 Baseline Week 12 None Extramuscular Activity 20 max achievable score Manual Muscle Testing (MMT8) 32.5 max achievable score Patient Global Activity 10 max achievable score Physician Global Activity 20 max achievable score Health Assessment  Questionnaire (HAQ) 10 max achievable score Muscle Enzymes 7.5 max achievable score Total improvement score (TIS) components TIS developed via conjoint analysis based continuous model using absolute percentage change in 6 core set measures (CSM): MMT8, Extramuscular Activity, Physician Global Activity, Health Assessment Questionnaire, Patient Global Activity, and Muscle Enzymes  TIS is the sum of improvement scores in the 6 CSMs, with ceiling of potential effect likely higher in DM and ASyS than in IMNM given minimal extramuscular involvement Illustrative patient-specific TIS ceiling for milder disease Illustrative patient-specific TIS ceiling for more severe disease ASyS – antisynthetase syndrome; CSM – core set measure; DM – dermatomyositis; IMNM – immune-mediated necrotizing myopathy; IVIg – intravenous immunoglobulin. Aggarwal R et al. NEJM. 2022;387(14):1264-1278.

Corporate Presentation May 2026